CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report, and to all references to our firm, included in or made a part of this Form N-1A registration statement (No. 811-8627) for JohnsonFamily Funds.




                                         ARTHUR ANDERSEN LLP

Milwaukee, Wisconsin
February 23, 2000